1Q11
Financial and operating results for the period ended March 31, 2011
May 3, 2011
Unless otherwise specified, comparisons in this presentation are between 1Q11 and 1Q10.
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses and demand for our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non-guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of
1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof (including changes in principles related to accounting for deferred acquisition costs); (xii)
our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued
automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses
(including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO
Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xxi)
regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected.
All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-
looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios. Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

CNO Financial Group

1Q11: Summary
CNO
▪ Net income of $53.9 million, compared to $33.9 million
▪ Net operating income* up 36% to $51.9 million, or 18 cents per diluted share
▪ Consolidated RBC at 341%, up 9 percentage points from 12/31/10
 – Driven by statutory earnings of $101 million
 – Partially offset by $60 million of dividend payments to our holding company
▪ Holding company liquidity at $169 million, up $8 million from 12/31/10
 – Primarily reflecting the aforementioned dividend payments
 – Partially offset by $50 million prepayment of debt
▪ Debt to total capital ratio at 19.2%, down from 20.0% at 12/31/10
▪ Core sales** down 1% from 1Q10
▪ Seeking to amend our senior secured credit facility
*Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment of debt, net of income taxes; (2) net realized investment gains or losses, net of related amortization and income taxes; and (3) increases or decreases in the valuation allowance related to deferred tax assets (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because such items can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 7 reconciles the non-GAAP measure to the corresponding GAAP measure.
**Excludes PFFS and PDP.

Pre-Tax	After Tax	EPS
Bankers Life	$63.9		
Washington National	25.2		
Colonial Penn	5.4		
Other CNO Business	7.1		
Corporate operations and interest expense	(21.1)		
Operating income*	80.5	$51.9	$0.18
Loss on extinguishment of debt	(1.4)	(0.9)	-
Net realized investment gains	4.5	2.9	0.01
Total	$83.6	$53.9	$0.19

*Management believes that an analysis of earnings before net realized investment gains (losses) (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company's continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.

CNO Financial Group

1Q11 Summary of Results
CNO
($ millions, except per-share amounts)

1Q10	2Q10	3Q10	4Q10	1Q11
Bankers Life	$ 53.2	$ 64.0	$ 95.5	$ 71.4	$ 63.9
Washington National	27.6	21.1	27.2	28.7	25.2
Colonial Penn	5.3	7.6	7.8	5.8	5.4
Other CNO Business	(1.9)	8.8	(24.4)	6.0	7.1
Corporate operations, excluding interest expense	(5.0)	(11.8)	(12.3)	(13.7)	(0.5)
Total EBIT*	79.2	89.7	93.8	98.2	101.1
Corporate interest expense	(19.5)	(19.8)	(20.0)	(20.0)	(20.6)
Income before net realized investment gains (losses) and taxes	59.7	69.9	73.8	78.2	80.5
Tax expense on period income	21.5	25.0	26.7	26.5	28.6
Net operating income	38.2	44.9	47.1	51.7	51.9
Loss on extinguishment of debt, net of income taxes	(1.2)	(0.6)	-	(2.6)	(0.9)
Net realized investment gains (losses)	(3.1)	(11.2)	2.3	24.1	2.9
Net income before valuation allowance for deferred tax assets	33.9	33.1	49.4	73.2	53.9
Decrease in valuation allowance for deferred tax assets	-	-	-	95.0	-
Net income	$ 33.9	$ 33.1	$ 49.4	$ 168.2	$ 53.9

CNO Financial Group

Quarterly Earnings
CNO
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-
over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment of debt; and (3) net realized investment gains
(losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

CNO Financial Group

Operating ROE
CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes loss on extinguishment of debt, net realized investment gains (losses) and change in valuation allowance related to deferred tax assets. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See Appendix for a reconciliation to the corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCI/L and net operating loss carryforwards, trailing 4 quarters:	$2,679.2	$2,808.3	$2,942.8	$3,048.5	$3,129.7
($ millions)

CNO

1Q10
$0.14
2Q10
$0.16
3Q10
$0.16
4Q10
$0.18
1Q11
$0.18

CNO Financial Group

Operating EPS* (Diluted)
▪ Increased EPS despite dilution
* Operating earnings per share exclude loss on extinguishment of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
** Includes the dilutive impact from convertible debentures. See the appendix for additional details.
Weighted average diluted shares (in millions)**:	292.1	302.6	306.0	306.7	307.5

03/31/10	06/30/10	09/30/10	12/31/10	03/31/11
Shareholders' Equity (Excluding AOCI/L)	$3,823.1	$3,864.0	$3,916.2	$4,087.0	$4,142.8
Accumulated Other Comprehensive Income (Loss)	(103.0)	318.8	688.1	238.3	257.6
Total Shareholders' Equity	$3,720.1	$4,182.8	$4,604.3	$4,325.3	$4,400.4
Shares Outstanding	250.9	251.0	251.0	251.1	251.4
Book Value Per Share	$14.83	$16.66	$18.34	$17.23	$17.50
Book Value Per Share (Excluding AOCI/L)*	$15.24	$15.39	$15.60	$16.28	$16.48

CNO Financial Group

Book Value
CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
($ millions, except per-share amounts)
Book value per diluted share (excluding AOCI/L) as of March 31, 2011 was $14.37

Pre/After Tax GAAP Operating Income

CNO

($ millions)

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$252.3
$87.7
$164.6
$281.6
$99.7
$181.9
$302.4
$106.8
$195.6
2009
2010
LTM as of 3/31/2011
Net Operating Income
Tax Accounting Expense on Operating Income

CNO Financial Group

Statutory Earnings Power

CNO

($ millions)
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$406.6
$137.1
$269.5
$411.6
$132.4
$279.2
$472.0
$134.4
$337.6
2009
2010
LTM as of 3/31/2011
Pre-Tax Operating Income
Fees and Interest to Holding Company

CNO Financial Group

1Q10
319%
2Q10
318%
3Q10
320%
4Q10
332%
1Q11
341%
1Q10
$131.2
2Q10
$129.9
3Q10
$190.1
4Q10
$161.1
1Q11
$169.0

CNO Financial Group

Financial Strength
CNO
▪ RBC increased to 341% in 1Q11
 – Positive impact primarily from statutory
 operating income of $101 million (+21 points)
 – Partially offset by dividend payments to our
 holding company of $60 million (-13 points)
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
Consolidated RBC Ratio*
Liquidity
($ millions)
21.6%	21.3%	21.2%	20.0%	19.2%
Debt to Total Capital Ratio**
**as defined in our Senior Secured Credit Agreement. See appendix for reconciliation to GAAP measure.
▪ Unrestricted cash held at the holding
 company increased $8 million during 1Q11
 – Primarily reflecting the dividend payments
 from our insurance subsidiaries
 – Offset by $50 million prepayment of debt

CNO Financial Group

▪ Earnings of $63.9 million, up 20%
 – Results were favorably impacted by:
 • $14 million from improved spreads and growth in the annuity block
 • $11 million due to favorable reserve impacts in long-term care
 • $7 million due to favorable claim development in Medicare supplement
 – Medicare supplement results were unfavorably impacted by $23 million additional amortization of insurance intangibles primarily resulting from higher 1Q11 policy lapses and conversions
1Q Summary
Bankers Life

1Q10
$57.5
2Q10
$64.0
3Q10
$55.3
4Q10
$68.5
1Q11
$55.2

CNO Financial Group

Sales and Distribution Results
▪ Mixed sales results
 – Continued strong life sales, up 5%
 – Lower Med supp sales, down 5%,
 and LTC sales, down 19%,
 impacted by consumer preference
 for lower cost products
Bankers Life
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on
PFFS contracts through reinsurance.
($ millions)
Med supp policies issued (in thousands):	10.6	12.6	10.2	19.7	11.4
▪ Recruiting gaining momentum
 – New agent contracts up 27% over 4Q10
 – Agent force stable; 1st year productive agents up 3% over 4Q10
 – Branch expansion ahead of schedule; opened 10 of 15 locations

CNO Financial Group

Medicare Supplement Update
Bankers Life
▪ Industry and Competition
 – Leading competitor pulling Plan N and significantly increasing rate on in-
 force and new business
 – Bankers plans to take no pricing actions this year, as product is performing to profit expectations
▪ 1Q11 Highlights
 – 5% decline in sales compared to 1Q10, but a 7% increase in policies issued reflecting shift to lower-premium Plan N
 – Recent reduction in policies returned during “free look” period, indicative of improved competitive position

CNO Financial Group

Bankers Life
▪ Stable financial results
 – Continued claims management improvements contributed to $11 million favorable reserve development in 1Q11
▪ Rate increase filings continue
 – Filing for increases on most plans sold between 2002 and 2005
 – Filing for increases on inflationary plans sold between 1992 and 2003
 – Expect to implement rate increases of $37 million
 • Approximately $11 million of approvals received as of 3/31/11
▪ Sales down 19% reflecting consumer preferences for lower priced products
 – New product rolled out with lower exposure to higher risk benefits
 • Priced to achieve target returns
 • Partly reinsured
LTC Update

1Q10	2Q10	3Q10	4Q10	1Q11
Insurance policy income	$396.2	$400.7	$405.1	$394.2	$400.0
Net investment income:					
General account assets	172.2	177.0	182.4	187.7	191.3
Other portfolios	13.7	(16.5)	26.1	16.3	18.3
Fee revenue and other income	2.3	2.7	3.6	4.2	2.3
Total revenues	584.4	563.9	617.2	602.4	611.9
Insurance policy benefits	350.6	344.2	341.8	339.9	337.6
Amounts added to policyholder account balances	65.9	38.5	60.3	66.1	67.2
Amortization related to operations	67.0	70.6	76.4	76.5	101.9
Interest expense on investment borrowings	-	-	-	1.0	1.2
Other operating costs and expenses	47.7	46.6	43.2	47.5	40.1
Total benefits and expenses	531.2	499.9	521.7	531.0	548.0
Income before net realized investment gains (losses), net of related amortization and income taxes	$53.2	$64.0	$95.5	$71.4	$63.9

CNO Financial Group

Quarterly Earnings
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 12.0%
Bankers Life
($ millions)

CNO Financial Group

1Q Summary
Washington National
▪ Earnings of $25.2 million, down $2.4 million primarily from favorable reserve refinements related to our life products in 1Q10
▪ Sales (NAP) of $17 million, up 3%
 – Supplemental health NAP of $15.7 million, up 7%
▪ Solid recruiting results for the WNIC Independent channel

$15.7
$14.6
$0.7
$0.8
$1.1
$0.5
Life
Medicare Supplement
Supplemental Health

CNO Financial Group

Washington National
▪ Supplemental health sales up 7%
▪ Life sales up 7%
1Q10 NAP
1Q11 NAP
1Q11 Sales Results
($ millions)

1Q10	2Q10	3Q10	4Q10	1Q11
Insurance policy income	$145.4	$144.7	$144.9	$146.0	$145.4
Net investment income:					
General account assets	45.5	45.8	46.2	46.7	46.3
Other portfolios	(0.1)	0.1	0.2	1.0	-
Fee revenue and other income	0.3	0.2	0.3	0.3	0.3
Total revenues	191.1	190.8	191.6	194.0	192.0
Insurance policy benefits	112.5	116.7	112.4	109.0	112.2
Amortization related to operations	14.8	13.1	14.4	14.6	16.1
Other operating costs and expenses	36.2	39.9	37.6	41.7	38.5
Total benefits and expenses	163.5	169.7	164.4	165.3	166.8
Income before net realized investment gains (losses), net of related amortization and income taxes	$27.6	$21.1	$27.2	$28.7	$25.2

CNO Financial Group

Quarterly Earnings
Washington National
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding
GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 9.4%
($ millions)

CNO Financial Group

▪ Earnings of $5.4 million, compared to $5.3 million
▪ Sales growth continues, NAP up 4%
1Q Summary
Colonial Penn

1Q10	2Q10	3Q10	4Q10	1Q11
Insurance policy income	$48.2	$49.3	$48.8	$48.6	$50.3
Net investment income	9.7	9.7	9.9	10.0	10.3
Fee revenue and other income	0.2	0.1	0.2	0.2	0.2
Total revenues	58.1	59.1	58.9	58.8	60.8
Insurance policy benefits	36.4	35.2	36.1	36.1	38.5
Amounts added to policyholder account balances	0.3	0.2	0.3	0.2	0.2
Amortization related to operations	8.7	8.8	7.0	8.8	9.0
Other operating costs and expenses	7.4	7.3	7.7	7.9	7.7
Total benefits and expenses	52.8	51.5	51.1	53.0	55.4
Income before net realized investment gains (losses) net of related amortization and income taxes	$5.3	$7.6	$7.8	$5.8	$5.4

CNO Financial Group

Quarterly Earnings
Colonial Penn
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding
GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 7.5%
($ millions)

CNO Financial Group

▪ Earnings of $7.1 million, compared to loss of $1.9 million
 – Favorable mortality in 1Q11
 – Results in 1Q10 were unfavorably impacted by changes in assumptions related to when certain non-guaranteed elements will be implemented
1Q Summary
Other CNO Business

1Q10	2Q10	3Q10	4Q10	1Q11
Insurance policy income	$74.8	$73.2	$75.7	$74.2	$71.5
Net investment income:					
General account assets	87.8	88.5	88.0	87.8	88.2
Other portfolios	4.8	(8.1)	8.5	7.3	6.5
Total revenues	167.4	153.6	172.2	169.3	166.2
Insurance policy benefits	90.3	84.3	110.4	82.6	88.8
Amounts added to policyholder account balances	43.0	31.9	38.7	39.8	38.7
Amortization related to operations	12.2	3.6	20.7	15.1	9.1
Interest expense on investment borrowings	5.0	5.0	5.1	4.9	4.9
Other operating costs and expenses	18.8	20.0	21.7	20.9	17.6
Total benefits and expenses	169.3	144.8	196.6	163.3	159.1
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	($1.9)	$8.8	($24.4)	$6.0	$7.1

CNO Financial Group

Quarterly Earnings (Losses)
Other CNO Business
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding
GAAP measure.
($ millions)

CNO Financial Group

Summary of Proposed Amendments to
Senior Secured Credit Facility*
CNO
* There can be no assurance that the proposed amendments will be achieved
▪ Reduce spread by 100 bps to L+500 bps and reduce the LIBOR floor by
 25 bps to 1.25%
▪ Introduce step downs for mandatory prepayments due to Restricted
 Payments
 – Requirement steps down to $0.50 prepayment for every $1 of Restricted
 Payments if Debt / Total Capitalization ≤17.5%
 – No required prepayment if Debt / Total Capitalization ≤12.5%
▪ Provide flexibility to make permitted investments at holding company
 – Will allow CNO to better utilize tax benefits from non-life operating loss carryforwards
▪ Increase the cap on non-investment grade investments from 10% to 12%

CNO Financial Group

Excess Capital Utilization Opportunities
▪ Debt Prepayment

▪ Share Buybacks

▪ Common Stock Dividends
▪ Investing in Business for Additional Growth
▪ Build Holding Company Investment Portfolio
 – Utilize non-life operating loss carryforward
CNO

$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
Gross
$669.1
Net
$669.1
Gross
$877.0
Net
$160.0
Valuation
Allowance
$717.0
Gross
$343.4
Valuation
Allowance
$343.4
Life
Non-Life
Capital
$1,889.5
(1,060.4)
$829.1
Valuation Allowance for Loss Carryforwards
Net Loss Carryforwards in Deferred Tax Asset

CNO Financial Group

GAAP Balances for Deferred Tax Asset as of 3/31/11:
Loss Carryforwards - Gross1 vs. Net2
($ millions)
1. Gross loss carryforward equals the total life (including state operating loss carryforwards), non-life, and capital loss carryforwards multiplied by a 35% tax rate
2. Net loss carryforward equals the gross loss carryforward net of the allowance
Totals
Gross Loss Carryforwards
Net Loss Carryforwards
Valuation Allowance
CNO
GAAP valuation allowances do
not impact our ability to
recognize economic benefits
from the carryforwards.

1Q10
$315.2
2Q10
$321.1
3Q10
$326.5
4Q10
$332.2
1Q11
$336.1

CNO Financial Group

Net Investment Income
CNO
▪ Increase in investment income
 primarily due to growth in assets
▪ Implemented $750mm FHLB floating
 rate program in 2010, increasing net
 investment income
▪ 2010 portfolio yield increase
 (excluding FHLB) due primarily to new
 money investments
General Account Investment Income
Earned Yield:	5.76%	5.83%	5.86%	5.77%	5.79%
($ millions)
Earned Yield (excluding floating rate FHLB):	5.76%	5.83%	5.87%	5.84%	5.90%
New Money Rate (excluding floating rate FHLB):	6.21%	6.26%	6.00%	5.96%	5.60%

1Q10	2Q10	3Q10	4Q10	1Q11
Gross Gains	$50.9	$60.9	$101.5	$138.8	$43.5
Gross Losses	(35.5)	(49.7)	(73.4)	(13.5)	(25.1)
Losses due to recognition of other-than-temporary impairments recognized in earnings	(20.3)	(27.9)	(24.5)	(77.1)	(13.3)
Amortization adjustments to insurance intangibles	0.1	(0.5)	(0.1)	(11.0)	(0.6)
Net investment gains (losses) before tax	(4.8)	(17.2)	3.5	37.2	4.5
Income tax benefit (expense)	1.7	6.0	(1.2)	(13.1)	(1.6)
Net investment gains (losses) after tax	($3.1)	($11.2)	$2.3	$24.1	$2.9

CNO Financial Group

Realized Gains/Losses Recognized
through Net Income
CNO
($ millions)

Unrealized Gain/Loss
% of Invested Assets
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Unrealized Gain/Loss
% of Invested Assets
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011

CNO Financial Group

Unrealized Gain/Loss*
CNO
($ millions)
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.

Gross Amounts	Amount Recognized through AOCI/L	Amount Recognized through Net Income
Corporates - IGA	$ 6.4	$ -	$ 6.4
Corporates - Other	3.2	-	3.2
RMBS/ABS	0.1	-	0.1
Commercial Mortgage Loans	3.5	-	3.5
Other	0.1	-	0.1
Total	$ 13.3	$ -	$ 13.3

CNO Financial Group

1Q11 Impairments
CNO
($ millions)

MTM reflects low market yields in most credit sectors
Market Value
Book Value
$13,310
$12,831
$2,050
$2,047
$1,751
$1,762
$1,176
$1,173
$1,410
$1,336
$1,768
$1,836
$722
$707
$621
$619
$1,257
$1,270
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Cash & Other

CNO Financial Group

Asset Allocation at 3/31/11*
CNO
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
($ millions)

CNO Financial Group

Investment Quality: Fixed Maturities*
CNO
▪ 90% investment grade
▪ Favorable corporate bond ratings
 trends
▪ RMBS Ratings erosion due to
 seasoning effect (no NAIC RBC
 impact)
Fixed Maturities, available for sale, by Rating
at 3/31/11 (Market Value)
% of Bonds which are Investment Grade:	3/31/10 93%	6/30/10 92%	9/30/10 92%	12/31/10 91%	3/31/11 90%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
AAA
13%
AA
9%
A
23%
BBB
45%
<BBB
10%

Rating	Market Value (mil.)	Book Value (mil.)	% of Alt-A*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$50.6	$49.9	16.5%	719	43.1%	20.5%	3.7%	0.21%
AA	44.2	43.7	14.4%	707	31.8%	17.5%	2.1%	0.18%
A	32.1	31.0	10.5%	712	37.3%	25.8%	4.3%	0.13%
BBB	45.8	45.4	14.9%	717	17.3%	15.1%	3.1%	0.19%
<BBB	134.2	133.3	43.7%	714	9.0%	14.6%	2.2%	0.57%
Total	$306.9	$303.3	100.0%	714	22.1%	17.3%	2.8%	1.28%

CNO Financial Group

Alt-A at 3/31/11
CNO
▪ 1.3% of total invested assets
▪ 100% NAIC 1 classification
▪ Collateral performing better than overall Alt-A collateral universe in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of future collateral performance
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ 1Q downgrades consistent with expectations for seasoning effect on collateral and credit support
*Market value.
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of Prime Jumbo*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$137.8	$134.4	12.5%	734	7.4%	3.5%	0.08%	0.57%
AA	86.2	83.7	7.8%	739	18.2%	8.1%	0.79%	0.36%
A	165.8	164.7	15.1%	737	23.7%	10.1%	1.67%	0.69%
BBB	90.9	88.0	8.3%	741	9.9%	8.6%	0.98%	0.38%
<BBB	618.4	605.1	56.3%	738	6.7%	9.6%	1.30%	2.57%
Total	$1,099.1	$1,075.9	100.0%	738	10.5%	8.7%	1.14%	4.57%

CNO Financial Group

Prime Jumbo at 3/31/11
CNO
▪ 4.6% of total invested assets
▪ 99.3% NAIC 1 classification
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
▪ Collateral performing within expectations
*Market value.
($ millions)

Our CMBS exposure is heavily weighted towards AAA-rated securities with substantial credit support, and seasoned vintages with relatively stronger qualitative characteristics.

	AAA	AA	A	BBB	<BBB
Pre-2004	$ 188.3	$ 29.3	$ 29.4	$ 4.0	$ -
2004	118.1	13.3	7.3	14.3	-
2005	283.3	-	15.5	4.0	4.0
2006	186.2	68.5	-	2.4	-
2007	292.4	-	-	-	-
2009	49.3	-	-	-	-
2010	-	12.5	6.7	-	-
2011	7.2	-	-	-	-
Total BV	$ 1,124.8	$ 123.6	$ 58.9	$ 24.7	$ 4.0
Total MV	$ 1,197.5	$ 129.6	$ 58.2	$ 21.6	$ 3.0

CNO Financial Group

CMBS at 3/31/11
CNO
($ millions)
Pre-2004
18.8%
2004
11.5%
2005
23.0%
2006
19.2%
2007
21.9%
2009
3.7%
2010
1.4%
2011
.5%

Rating	Market Value (mil.)	Book Value (mil.)	% of CMBS*	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$1,197.5	$1,124.8	85.0%	27.7%	5.3%	0.8%	4.98%
AA	129.6	123.6	9.2%	21.6%	3.8%	1.2%	0.54%
A	58.2	58.9	4.1%	11.2%	1.6%	0.4%	0.24%
BBB	21.6	24.7	1.5%	9.1%	2.1%	0.4%	0.09%
<BBB	3.0	4.0	0.2%	5.6%	3.2%	0.0%	0.01%
Total	$1,409.9	$1,336.0	100.0%	26.2%	5.0%	0.8%	5.86%

CNO Financial Group

CMBS at 3/31/11
CNO
▪ 5.9% of invested assets
▪ 99.6% NAIC 1 classification
▪ Collateral performing materially better than overall CMBS collateral universe in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
▪ Collateral performing within expectations
*% of market value
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 3/31/11
By Vintage
CNO
By Property Type
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.39
▪ As of 3/31/11, 1 delinquent loan ($.1mm unpaid balance)
2010
4.7%
2009
0.4%
2008
18.8%
2007
20.4%
2006
18.4%
2005
9.5%
2004 and
Prior
27.0%
Office
36.9%
Other
0.2%
Retail
40.1%
Multi-
Family
4.8%
2011
0.8%
Industry
18.0%

CNO Financial Group

Summary
▪ Solid earnings continued in 1Q
▪ Capital generation creates unique opportunities
 – Generating significant amounts of excess capital
 – Retaining more capital in holding company to generate more non-life income and utilize operating loss carryforwards
▪ Continued emphasis on profitable growth
 – 2011 first year baby boomers begin turning 65
 – Adding 15 new locations for Bankers Life in 2011
 – Expanding PMA’s recruiting capacity and sales management team
▪ Retirement of Baby Boom Generation is a huge opportunity for CNO
CNO

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

Debt to Capital*
35%
30%
25%
20%
15%
10%
5%
0%
30.0%
21.6%
21.3%
21.2%
20.0%
19.2%
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11

4.0
3.0
2.0
1.0
0.0
3.6
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11

2,000
1,500
1,000
500
0
$1,465
$1,497
$1,522
$1,596
$1,665
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11

RBC Ratio
300%
200%
319%
318%
320%
332%
341%
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11

CNO Financial Group

Covenant Metrics
Interest Coverage Ratio
Statutory Surplus ($ millions)
* Excludes Accumulated Other Comprehensive Income (Loss), as defined by the senior credit facility
** Not applicable to periods prior to 3/31/11
$1,200
CNO
225%
Covenants levels per
agreement
2.0
**
**
**
**

Cash Balance 12/31/2010	$161.1
Sources	
Dividends from Insurance Subsidiaries	60.0
Surplus Debenture Interest	12.0
Service and Investment Fees, Net	3.4
Total Sources	75.4
Uses	
Interest	8.0
Debt Repayments	50.0
Holding Company Expenses and Other	9.5
Total Uses	67.5
Cash Balance 3/31/2011	$169.0

CNO Financial Group

1Q11 Holding Company Liquidity
CNO
($ millions)

$700
$600
$500
$400
$300
$200
$100
$-
$602
$577
$293
$293
$60
$65
$35
$40
$25
$25
$25
2011
2012
2013
2014
2015
2016
2017
2018

$700
$600
$500
$400
$300
$200
$100
$0
$383
$293
$275
$275
$25
$45
$80
$75
$85
$20
$55
$75
$85
$25
$25
$25
2011
2012
2013
2014
2015
2016
2017
2018

CNO Financial Group

2011 - 2018
2011 - 2018
Term Loan
Sr. Health Note
Convertible
9% Notes
Sr. Health Note
Convertible Debentures
Sr. Credit Facility
(1) Conversion price is $5.49. CNO can force conversion after 6/30/13 if CNO stock trades above $7.69 for 20 or more days in a consecutive 30 day trading period. On 3/31/2011, CNO’s stock closed at $7.51.
(1)
Maturity Profile Prior to 4Q10 Refinancing
Current Maturity Profile
($ millions)
$90
CNO
Debt Maturity Profile

For twelve months ended March 31, 2011	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pre-tax operating earnings (a non-GAAP financial measure)	$ 294.8	$ 102.2	$ 26.6	$ (2.5)	$ (118.7)	$ 302.4
Adjustment to investment income to reflect capital at 275% RBC	(3.4)	(2.2)	0.4	0.4	4.8	-
Interest allocated on corporate debt	(40.5)	(16.9)	(5.6)	(17.4)	80.4	-
Income tax (expense) benefit	(90.4)	(29.9)	(7.6)	7.0	14.1	(106.8)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 160.5	$ 53.2	$ 13.8	$ (12.5)	$ (19.4)	$ 195.6

Trailing 4 Quarter Average as of March 31, 2011	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Capital allocation based on 275% RBC	$ 1,838.1	$ 779.3	$ 252.5	$ 813.9	$ (554.1)	$ 3,129.7
Allocation of corporate debt	(505.1)	(214.2)	(69.4)	(224.1)	1,012.8	-
Allocated capital for the purpose of determining return on allocated capital	$ 1,333.0	$ 565.1	$ 183.1	$ 589.8	$ 458.7	$ 3,129.7

CNO Financial Group

Operating Return on Allocated Capital Computation*
Adjusted operating earnings for the purpose of calculating operating return on allocated capital is determined as follows:
Allocated capital is calculated as follows:
* A non-GAAP financial measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.
Operating Return on Allocated Capital: 12.0% 9.4% 7.5% -2.1% -4.2% 6.3%
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 3/31/11
CNO
Pacific
9.8%
Mountain
10.2%
West North
Central
13.8%
West South
Central
6.2%
East North
Central
15.8%
East South
Central
3.1%
New England
8.9%
Middle
Atlantic
8.4%
South
Atlantic
23.8%

2011
$22
2012
$39
2013
$157
2014
$88
2015
$122
2016
$137
2017
$266
2018
$283
2019
$54
2020
$38
2021
$11
2022
$103
2023
$47
2024
$24
2025
$59
Post 2025
$312

CNO Financial Group

Commercial Mortgage Loans at 3/31/11
Remaining Principal
Balance
By Maturity
CNO
($ millions)

CNO Financial Group

Premiums Collected
CNO
▪ Trailing 4 quarters down 9%
 – Stable results at Bankers Life
 (excluding PFFS), Washington
 National, and Colonial Penn
 – Decline at OCB primarily due
 to continued run-off of inforce
 blocks, as expected
CP
Washington
National
Collected Premiums -Trailing 4 Quarters
1Q10
$3,937.2
2Q10
$3,819.6
BLC Other
3Q10
$3,651.1
BLC PFFS
4Q10
$3,590.1
1Q11
$3,586.7
OCB
($ millions)

1Q10
$27.2
2Q10
$29.4
3Q10
$29.3
4Q10
$30.5
1Q11
$25.1

CNO Financial Group

Premiums Collected - Med Supp
▪ First-year premiums down 8%
Med Supp - First-Year Premiums
Bankers Life
($ millions)
Policies issued and not included in NAP (net of chargebacks, in thousands):
PFFS policies issued:	22.8	-0.4	0.1	0.4	9.7
PDP policies issued:	8.0	0.3	1.0	0.4	8.1
Med Supp First-Year Prems.-Tr. 4 Qtrs:	$99.2	$107.5	$114.1	$116.4	$114.3
Med Supp Total Premiums-Quarterly:	$176.6	$168.8	$170.1	$182.3	$178.8
Med Supp NAP-Quarterly:	$19.4	$21.0	$16.0	$31.8	$18.3
Med Supp NAP-Trailing 4 Quarters:	$115.3	$117.1	$113.2	$88.2	$87.1

(Net) $4.8
(Net) $5.5
(Net) $5.7
(Net) $6.2
(Net) $6.1

CNO Financial Group

Premiums Collected - LTC
▪ Net first-year premiums up 27%,
 reflecting reduction in new
 business reinsurance
First-Year Prems.-Tr. 4 Qtrs: $18.3 $19.1 $21.9 $22.2 $23.5
Total Premiums-Quarterly: $149.5 $146.6 $145.0 $143.5 $144.9
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $8.6 $8.7 $7.2 $6.7 $6.9
NAP-Trailing 4 Quarters: $36.5 $35.4 $32.8 $31.2 $29.5
*Includes $4.3 million in 1Q10, $3.7 million in 2Q10, $2.8 million in 3Q10, $2.0 million in 4Q10, and $1.5 million in 1Q11 of premiums ceded under business reinsurance agreement.
1Q10
(Direct)
$9.1
2Q10
(Direct)
$9.2
3Q10
(Direct)
$8.5
4Q10
(Direct)
$8.2
1Q11
(Direct)
$7.6
Bankers Life
($ millions)

CNO Financial Group

Premiums Collected - Life
▪ First-year premiums up 22%
First-Year Prems.-Tr. 4 Qtrs: $86.0 $91.4 $93.8 $97.7 $102.2
Total Premiums-Quarterly: $46.5 $52.1 $54.8 $56.2 $56.4
Life - First-Year Premiums
NAP-Quarterly: $15.8 $17.3  $16.3  $15.9 $16.6
NAP-Trailing 4 Quarters: $60.9 $62.6  $63.1  $65.3 $66.1
SPWL
Non-
SPWL
1Q10
$20.2
$9.6
$10.6
1Q11
$24.7
$12.4
$12.4
2Q10
$24.8
$11.9
$13.9
3Q10
$25.8
$12.3
$14.6
4Q10
$26.9
$11.0
$13.7
Bankers Life
($ millions)

1Q10
$223.1
2Q10
$280.0
3Q10
$264.7
4Q10
$233.4
1Q11
$221.3

CNO Financial Group

Premiums Collected - Annuity
 ▪ First-year premiums down 1%
First-Year Prems.-Tr. 4 Qtrs: $979.1 $984.4 $965.1 $1,001.2 $999.4
Total Premiums-Quarterly: $224.4 $281.1 $265.8 $234.4 $222.2
Annuity - First-Year Premiums
Bankers Life
($ millions)

1Q10
$12.5
2Q10
$13.1
3Q10
$13.0
4Q10
$13.4
1Q11
$13.2

CNO Financial Group

Premiums Collected -
Supplemental Health
Washington National
▪ First-year premiums up 6%
 – Increased focus on supplemental
 health products
First-Year Prems.-Tr. 4 Qtrs: $47.7 $49.7 $50.9 $52.0 $52.7
Total Premiums-Quarterly: $99.6 $100.2 $101.5 $104.2 $106.5
Supplemental Health - First-Year Premiums
NAP-Quarterly: $14.6 $17.5 $18.0 $17.5 $15.7
NAP-Trailing 4 Quarters: $60.6 $63.4 $65.3 $67.6 $68.7
($ millions)

CNO Financial Group

Premiums Collected - Life
Colonial Penn
▪ First-year premiums up 10%
First-Year Prems.-Tr. 4 Qtrs: $31.7 $31.4 $31.6 $32.3 $33.1
Total Premiums-Quarterly: $47.3 $46.7 $46.9 $46.8 $49.4
Life - First-Year Premiums
NAP-Quarterly: $13.1 $12.2 $11.5 $9.5 $13.6
NAP-Trailing 4 Quarters: $42.7 $44.3 $45.2 $46.3 $46.8
($ millions)

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with
GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange
Commission that are available in the “Investors - SEC Filings” section of CNO’s website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment of debt, net realized gains or losses and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment of debt, realized investment gains or losses and increases or decreases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

1Q10	2Q10	3Q10	4Q10	1Q11
Net income applicable to common stock	$ 33.9	$ 33.1	$ 49.4	$ 168.2	$ 53.9
Net realized investment (gains) losses, net of related amortization and taxes	3.1	11.2	(2.3)	(24.1)	(2.9)
Valuation allowance for deferred tax assets	-	-	-	(95.0)	-
Loss on extinguishment of debt	1.2	0.6	-	2.6	0.9
Net operating income (a non-GAAP financial measure)	$ 38.2	$ 44.9	$ 47.1	$ 51.7	$ 51.9
Per diluted share:					
Net income	$ 0.13	$ 0.12	$ 0.17	$ 0.56	$ 0.19
Net realized investment (gains) losses, net of related amortization and taxes	0.01	0.04	(0.01)	(0.08)	(0.01)
Valuation allowance for deferred tax assets	-	-	-	(0.31)	-
Loss on extinguishment of debt	-	-	-	0.01	-
Net operating income (a non-GAAP financial measure)	$ 0.14	$ 0.16	$ 0.16	$ 0.18	$ 0.18

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows
(dollars in millions, except per-share amounts):

1Q10	2Q10	3Q10	4Q10	1Q11
Operating income	$ 38.2	$ 44.9	$ 47.1	$ 51.7	$ 51.9
Add: interest expense on 7.0% Convertible Senior Debentures due 2016, net of income taxes	2.6	3.4	3.7	3.6	3.7
Total adjusted operating income	$ 40.8	$ 48.3	$ 50.8	$ 55.3	$ 55.6
Weighted average shares outstanding for basic earning per share	250,788	250,994	251,045	251,064	251,121
Effect of dilutive securities on weighted average shares:					
7% Debentures	39,533	49,793	53,364	53,367	53,367
Stock option and restrictd stock plan	1,760	1,861	1,631	2,231	2,748
Warrants	-	-	-	-	262
Weighted average shares outstanding for diluted earning per share	292,081	302,648	306,040	306,662	307,498
Operating earnings per diluted share	$ 0.14	$ 0.16	$ 0.16	$ 0.18	$ 0.18

CNO Financial Group

A reconciliation of operating income and shares used to calculate basic and diluted operations earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands):

Information Related to Certain Non-GAAP Financial Measures

1Q10	2Q10	3Q10	4Q10	1Q11
Total shareholders' equity	$ 3,720.1	$ 4,182.8	$ 4,604.3	$ 4,325.3	$ 4,400.4
Less accumulated other comprehensive income (loss)	(103.0)	318.8	688.1	238.3	257.6
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,823.1	$ 3,864.0	$ 3,916.2	$ 4,087.0	$ 4,142.8
Shares outstanding for the period	250,929,801	251,044,745	251,046,412	251,084,174	251,404,857
Book value per share	$ 14.83	$ 16.66	$ 18.34	$ 17.23	$ 17.50
Less accumulated other comprehensive income (loss)	(0.41)	1.27	2.74	0.95	1.02
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 15.24	$ 15.39	$ 15.60	$ 16.28	$ 16.48

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Book value, excluding accumulated other comprehensive income (loss), per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income (loss) has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Operating return measures
Management believes that an analysis of return before loss on extinguishment of debt, net realized gains or losses, and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to return on allocated capital measures assume a capital allocation based on a 275% targeted risk-based capital at the segment level. Additionally, corporate debt has been allocated to the segments.

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment operating return for purposes of calculating operating return on allocated capital	$ 160.5	$ 53.2	$ 13.8	$ (12.5)	$ (19.4)	$ 195.6
Net income						$ 304.6
Trailing 4 Quarter Average as of March 31, 2011						
Allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,333.0	$ 565.1	$ 183.1	$ 589.8	$ 458.7	$ 3,129.7
Common shareholders' equity						$ 4,293.1
Operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	12.0%	9.4%	7.5%	-2.1%	-4.2%	6.3%
Return on equity						7.1%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The calculations of: (i) operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (ii) return on equity, for the twelve months ended March 31, 2011, are as follows
(dollars in millions):
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Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pretax operating earnings (a non-GAAP financial measure)	$ 294.8	$ 102.2	$ 26.6	$ (2.5)	$ (118.7)	$ 302.4
Adjustment to investment income to reflect capital at 275%	(3.4)	(2.2)	0.4	0.4	4.8	-
Interest allocated on corporate debt	(40.5)	(16.9)	(5.6)	(17.4)	80.4	-
Income tax (expense) benefit	(90.4)	(29.9)	(7.6)	7.0	14.1	(106.8)
Segment operating return for purposes of calculating operating return on allocated capital	$ 160.5	$ 53.2	$ 13.8	$ (12.5)	$ (19.4)	195.6
Net realized investment gains, net of related amortization and taxes						18.1
Loss on extinguishment of debt						(4.1)
Valuation allowance for deferred tax assets						95.0
Net income						$ 304.6

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating return (loss) and consolidated net income
(loss) for the twelve months ended March 31, 2011, is as follows (dollars in millions):
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Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Trailing 4 Quarter Average as of March 31, 2011						
Allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,333.0	$ 565.1	$ 183.1	$ 589.8	$ 458.7	$ 3,129.7
Net operating loss carryforwards	-	-	-	-	832.7	832.7
Accumulated other comprehensive income (loss)	184.0	43.2	17.2	90.1	(3.8)	330.7
Adjustment to reflect capital at 275% RBC	55.5	27.3	(4.7)	(24.0)	(54.1)	-
Allocation of corporate debt	505.1	214.2	69.4	224.1	(1,012.8)	-
Common shareholders' equity	$ 2,077.6	$ 849.8	$ 265.0	$ 880.0	$ 220.7	$ 4,293.1

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of average allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity, is as follows (dollars in millions):
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Mar-10	Jun-10	Sep-10	Dec-10	Mar-11	Average
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,966.8	$ 3,025.9	$ 3,119.2	$ 3,233.9	$ 3,313.7	$ 3,129.7
Net operating loss carryforwards	856.3	838.1	797.0	853.1	829.1	832.7
Accumulated other comprehensive income (loss)	(103.0)	318.8	688.1	238.3	257.6	330.7
Common shareholders' equity	$ 3,720.1	$ 4,182.8	$ 4,604.3	$ 4,325.3	$ 4,400.4	$ 4,293.1

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-
GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions):
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1Q10	2Q10	3Q10	4Q10	1Q11
Corporate notes payable	$ 1,037.2	$ 1,029.4	$ 1,029.8	$ 998.5	$ 949.8
Total shareholders' equity	3,720.1	4,182.8	4,604.3	4,325.3	4,400.4
Total capital	4,757.3	5,212.2	5,634.1	5,323.8	5,350.2
Corporate debt to capital	21.8%	19.7%	18.3%	18.8%	17.8%

	1Q10	2Q10	3Q10	4Q10	1Q11
Corporate notes payable	$ 1,037.2	$ 1,029.4	$ 1,029.8	$ 998.5	$ 949.8
Add unamortized discount on debt	7.9	15.7	15.3	19.5	18.2
Par value of notes payable	1,045.1	1,045.1	1,045.1	1,018.0	968.0
Interest payable and other items	5.5	1.5	6.5	3.1	14.2
Debt as adjusted	1,050.6	1,046.6	1,051.6	1,021.1	982.2
Total shareholders' equity	3,720.1	4,182.8	4,604.3	4,325.3	4,400.4
Less accumulated other comprehensive (income) loss	103.0	(318.8)	(688.1)	(238.3)	(257.6)
Total capital	$ 4,873.7	$ 4,910.6	$ 4,967.8	$ 5,108.1	$ 5,125.0
Debt to total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial measure)	21.6%	21.3%	21.2%	20.0%	19.2%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions)
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior
Secured Credit Agreement.